Other (Income) Expense, Net	12 Months Ended
Dec. 31, 2011
Other Income and Expenses [Abstract]
Other Income and Other Expense Disclosure [Text Block]
Note 16. Other (Income) Expense, Net

Other (income) expense, net consists of the following:

	Successor		Predecessor
	Year Ended December 31	Three Months Ended December 31	Nine Months Ended October 1	Year Ended December 31
	2011	2010	2010	2009
	(Dollars in Millions)
UK Administration recovery	$(18)	$—	$—	$—
Transformation costs	7	—	—	—
Reorganization-related costs, net	8	14	—	—
(Gain) loss on sale of assets	(2)	(1)	22	—
Gain on sale-leaseback	—	—	—	(20)
	$(5)	$13	$22	$(20)

Twelve Months Ended December 31, 2011

In December 2011, the Company received an initial distribution of $18 million, in connection with the liquidation and recovery process under the UK Administration, these amounts primarily represented recoveries on amounts owed to Visteon for various trade and loan receivables due from the UK Debtor. During 2011, the Company continued its efforts to transform its business portfolio and to rationalize its cost structure including, among other things, the investigation of potential transactions for the sale, merger or other combination of certain businesses. Business transformation costs of $7 million incurred during 2011 relate principally to financial and advisory fees. The Company recorded reorganization-related costs of $8 million for the year ended December 31, 2011, which are comprised of amounts directly associated with the reorganization under Chapter 11, primarily related to professional service fees.

Three Month Successor Ended December 31, 2010

The Company recorded reorganization-related costs of $14 million for the year ended December 31, 2011, which are comprised of amounts directly associated with the reorganization under Chapter 11, primarily related to professional service fees.

Nine Month Predecessor Period Ended October 1, 2010

On March 8, 2010, the Company completed the sale of substantially all of the assets of Atlantic Automotive Components, L.L.C., (“Atlantic”), to JVIS Manufacturing LLC, an affiliate of Mayco International LLC. The Company recorded losses of approximately $21 million in connection with the sale of Atlantic assets.

Twelve Months Ended December 31, 2009

During 2009 and pursuant to Section 365 of the Bankruptcy Code, the Company rejected a lease arrangement that was subject to a previous sale-leaseback transaction for which the recognition of transaction gains was deferred due to the Company’s continuing involvement with the associated property. The Company’s continuing involvement was effectively ceased in connection with the December 24, 2009 lease termination resulting in recognition of the deferred gain of $30 million, which was partially offset by a loss of $10 million associated with the remaining net book value of leasehold improvements associated with the facility.